Exhibit 10.14

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

First Amendment to 2019 MRA

FIRST AMENDMENT

TO AMENDED AND RESTATED

MASTER REPURCHASE AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT (the “First Amendment”) is made and entered into as of -July 10, 2020, among GUILD MORTGAGE COMPANY, a California corporation whose principal place of business is at 5898 Copley Drive, 5th Floor, San Diego, California 92111 (“GMC”), GUILD MORTGAGE COMPANY, LLC, a Delaware limited liability company whose principal place of business is at 5898 Copley Drive, 5th Floor, San Diego, California 92111 (“GMCLLC”; each of GMC and GMCLLC is a “Seller” and are, collectively, the “Sellers”), THE BANK OF NEW YORK MELLON, as administrative agent for the Buyers (in such capacity, the “Agent”) and the financial institutions listed on the signature pages hereof (who, together with the Agent, in its capacity as a buyer, are, collectively, the “Buyers”).

WITNESSETH:

WHEREAS, the Sellers, the Agent and each of the Buyers entered into that certain Amended and Restated Master Repurchase Agreement dated as of October 24, 2019 (the “Repurchase Agreement”; capitalized terms used in this First Amendment which are not otherwise defined herein shall have the meaning ascribed to such terms in the Repurchase Agreement); and

WHEREAS, subject to the terms of this First Amendment, the Sellers, Buyers comprising at least the Majority Buyers and the Agent have agreed to amend the definitions of “LIBOR Benchmark Rate” and “Eurodollar Benchmark Rate” to provide a “floor” to each of [***] as hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual promises and mutual agreements contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.         Amendment to the definition of “Eurodollar Benchmark Rate.” The definition of “Eurodollar Benchmark Rate” is hereby amended to delete the last sentence thereof and to substitute in its place the following new sentence: “In no event shall the Eurodollar Benchmark Rate ever be less than [***].”

2.         Amendment to the definition of “LIBOR Benchmark Rate.” The definition of “LIBOR Benchmark Rate” is hereby amended to delete the last sentence thereof and to substitute in its place the following new sentence: “In no event shall the LIBOR Benchmark Rate ever be less than [***].”

3.         Effectiveness. The [***] floor added to the definitions of Eurodollar Benchmark Rate and LIBOR Benchmark Rate pursuant to the foregoing paragraphs 1 and 2 shall be applicable to any Pricing Rate in effect on the day that this First Amendment becomes effective (as an immediate adjustment thereto). This First Amendment shall be effective as of the date hereof, subject to the satisfaction of the following conditions:

(a)         the execution and delivery by the Sellers, the Agent and the Majority Buyers of this First Amendment and delivery thereof to the Agent by the Sellers and the Buyers; and

(b)         the Agent shall have received all other documents that the Agent may reasonably request with respect to any matter relevant to this First Amendment or the transactions contemplated hereby.

The Agent shall confirm to the Sellers and the Buyers the effectiveness of this First Amendment.

4.         Miscellaneous. The Sellers represent, warrant and agree as follows:

(a)         The Sellers shall pay all fees payable in connection with this First Amendment when due.

(b)         All representations and warranties of the Sellers contained in the Repurchase Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof and the effective date of this First Amendment and, after giving effect to the waiver provided for herein, no defaults exist under the Repurchase Agreement or the other Repurchase Documents.

(c)         All corporate and legal proceedings and all documents required to be completed and executed by the provisions of, and all instruments to be executed in connection with the transactions contemplated by, this First Amendment and any related agreements shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents, including records of corporate proceedings, required by this First Amendment and any related agreements to be executed or which the Agent may reasonably have requested in connection therewith, such documents, where appropriate, to be certified by proper corporate or governmental authorities.

(d)         Except to the extent provided herein, all terms, provisions and conditions of the Repurchase Agreement and the other Repurchase Documents shall continue in full force and effect and each of the Repurchase Documents shall remain enforceable and binding in accordance with its terms. The Sellers further ratify, affirm and confirm the terms of the Repurchase Documents, and agree that all references to the

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“Agreement” or the “Repurchase Agreement” contained therein are intended to mean the Repurchase Agreement, as amended by this First Amendment.

5.         Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of New York.

6.         Counterparts.

(a)         This First Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same document, and each party hereto may execute this First Amendment by signing any of such counterparts.

(b)         Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this First Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this First Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Agent or any Buyer to accept electronic signatures in any form or format without its prior written consent. Without limiting the generality of the foregoing, the Sellers hereby (i) agree that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Lender and the Borrower, electronic images of this First Amendment or any other Repurchase Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waive any argument, defense or right to contest the validity or enforceability of the this First Amendment or any Repurchase Document based solely on the lack of paper original copies of any thereof, including with respect to any signature pages thereto.

7.         Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of Page is Intentionally Blank]

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First Amendment to 2019 MRA

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment to Amended and Restated Master Repurchase Agreement as of the date first above written.

GUILD MORTGAGE COMPANY
as a Seller

By:	/s/ Amber Elwell
Amber Elwell
Senior Vice President and Chief
Financial Officer

GUILD MORTGAGE COMPANY, LLC
as a Seller

By:	/s/ Amber Elwell
Amber Elwell
Senior Vice President and Chief
Financial Officer

(signature page continued)
First Amendment to 2019 MRA

THE BANK OF NEW YORK MELLON
as Agent and a Buyer

By:	/s/ Paul Connolly
Print Name: Paul Connolly
Title: Director

(signature page continued)
First Amendment to 2019 MRA

COMERICA BANK,
as a Buyer

By:	/s/ Art Shafer
Print Name: Art Shafer
Title: SVP

(signature page continued)
First Amendment to 2019 MRA

ASSOCIATED BANK, NA
as a Buyer

By:	/s/ Deirdre O’Connell
Print Name: Deirdre O’Connell
Title: Vice President

(signature page continued)
First Amendment to 2019 MRA

BMO HARRIS BANK N.A.,
(formerly known as Harris N.A.)
as a Buyer

By:	/s/ Robert Bomben
Print Name: Robert Bomben
Title: Director

(signature page continued)
First Amendment to 2019 MRA

CITY NATIONAL BANK,
as a Buyer

By:	/s/ Ken Blume
Print Name: Ken Blume
Title: Senior Vice President

(signature page continued)
First Amendment to 2019 MRA

BB&T CORPORATION,
as a Buyer

By:	/s/ Rebecca Mueller
Print Name: Rebecca Mueller
Title: Vice President